Delaware __________________ PAGE 1 The First State

          I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF FORMATION OF "ROLLING HILLS LANDFILL GAS, LLC", FILED IN THIS OFFICE ON THE FIFTEENTH DAY OF OCTOBER, A.D. 2003, AT 11:30 O'CLOCK A.M.

HARRIET SMITH WINDSOR Harriet Smith Windsor, Secretary of State
3715920 8100 030662715	AUTHENTICATION: 2693604 DATE: 10-16-03
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State of Delaware Secretary of State Division of Corporations Delivered 11:30 AM 10/15/2003 FILED 11:30 AM 10/15/2003 SRV 030662730 - 3716136 FILE
STATE of DELAWARE LIMITED LIABILITY COMPANY CERTIFICATE of FORMATION
•	First: The name of the limited liability company is Rolling Hills Landfill Gas, LLC
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Second: The address of its registered office in the State of Delaware is 2711 Centerville Road Suite 400 in the City of Wilmington, DE 19808

The name of its Registered agent at such address is ___________________ Corporation Service Company

•	Third: (Use this paragraph only if the company is to have a specific effective date of dissolution.) "The latest date on which the limited liability company is to dissolve is N/A ."
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Fourth: (Insert any other matters the members determine to include herein.)

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In Witness Whereof, the undersigned have executed this Certificate of Formation of Rolling Hills Landfill Gas, LLC this 15th day of October, 2003 .
BY: PETER E. MEIER Authorized Person(s) NAME: Peter E. Meier, Secretary Type or Print